                                                                Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (ADVISORY FEE WAIVERS)

     This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Insured Municipal Income Trust, Invesco California Quality Municipal Securities, Invesco High Yield Fund, Inc., Invesco Insured California Municipal Securities, Invesco Insured Municipal Bond Trust, Invesco Insured Municipal Income Trust, Invesco Insured Municipal Securities, Invesco Insured Municipal Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Prime Income Trust, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco Aim agree as follows:

     1. Each Trust, for itself and its Funds, and Invesco agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Trust in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Trust invests (the "Waiver").

          i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Trust during the previous month in an Affiliated Money Market Fund.

          ii. The Waiver will not apply to those investing Trusts that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

          iii. The Waiver will not apply to cash collateral for securities lending.

          For purposes of the paragraph above, the following terms shall have the following meanings:

          (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended; and

          (b) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

     2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

     The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     Subject to the foregoing paragraphs, each of the Trusts and Invesco agree to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

     AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
     AIM FUNDS GROUP (INVESCO FUNDS GROUP)
     AIM GROWTH SERIES (INVESCO GROWTH SERIES)
     AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
     AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
     AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA INSURED MUNICIPAL INCOME TRUST
     INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
     INVESCO HIGH YIELD FUND, INC.
     INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES
     INVESCO INSURED MUNICIPAL BOND TRUST
     INVESCO INSURED MUNICIPAL INCOME TRUST
     INVESCO INSURED MUNICIPAL SECURITIES
     INVESCO INSURED MUNICIPAL TRUST
     INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
     INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
     INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
     INVESCO MUNICIPAL PREMIUM INCOME TRUST
     INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
     INVESCO PRIME INCOME TRUST
     INVESCO QUALITY MUNICIPAL INCOME TRUST
     INVESCO QUALITY MUNICIPAL INVESTMENT TRUST

     INVESCO QUALITY MUNICIPAL SECURITIES
     SHORT-TERM INVESTMENTS TRUST
     on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

     By:    /s/ John M. Zerr
            -------------------------

     Title: Senior Vice President

     INVESCO ADVISERS, INC.

     By:    /s/ John M. Zerr
            -------------------------

     Title: Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

    AIM EQUITY FUNDS
    (INVESCO EQUITY                                                                                                     EXPIRATION
         FUNDS)                                       WAIVER DESCRIPTION                             EFFECTIVE DATE        DATE
------------------------        --------------------------------------------------------------       ---------------    ------------
Invesco                         Invesco will waive advisory fees to the extent necessary             3/27/2006        12/31/2012
Constellation Fund              so that advisory fees Invesco receives do not exceed the
                                annualized rates listed below.
                                0.695% of the first $250M
                                0.615% of the next $4B
                                0.595% of the next $750M
                                0.57% of the next $2.5B
                                0.545% of the next $2.5B
                                0.52% of the excess over $10B

     AIM TAX-EXEMPT
  FUNDS (INVESCO TAX-                                                                                                    EXPIRATION
     EXEMPT FUNDS)                                    WAIVER DESCRIPTION                             EFFECTIVE DATE         DATE
------------------------        --------------------------------------------------------------       ---------------    ------------
Invesco Van Kampen              Invesco will waive advisory fees in the amount of 0.10% of the          2/12/2010        6/30/2012
Intermediate Term               Fund's average daily net assets
Municipal Income
Fund

Invesco Van Kampen              Invesco will waive advisory fees in the amount of 0.25% of the          2/12/2010        6/30/2012
New York Tax Free               Fund's average daily net assets
Income Fund

    AIM TREASURER'S
      SERIES TRUST
  (INVESCO TREASURER'S                                                                                                   EXPIRATION
     SERIES TRUST)                                    WAIVER DESCRIPTION                             EFFECTIVE DATE         DATE
------------------------        --------------------------------------------------------------       ---------------    ------------
Premier Portfolio               Invesco will waive advisory fees in the amount of 0.07% of the          2/1/2011         12/31/2012
                                Fund's average daily net assets

Premier U.S.                    Invesco will waive advisory fees in the amount of 0.07% of the          2/1/2011         12/31/2012
Government Money                Fund's average daily net assets
Portfolio

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                                EFFECTIVE DATE      COMMITTED UNTIL
---------                                              ------------------    ---------------
Invesco California Tax-Free Income Fund                 February 12, 2010     June 30, 2012
Invesco Core Plus Bond Fund                               June 2, 2009        June 30, 2012
Invesco Equally-Weighted S&P 500 Fund                   February 12, 2010     June 30, 2012
Invesco Floating Rate Fund                                July 1, 2007        June 30, 2012
Invesco S&P 500 Index Fund                              February 12, 2010     June 30, 2012
Invesco Select Real Estate Income Fund                    July 1, 2007        June 30, 2012
Invesco Structured Core Fund                              July 1, 2007        June 30, 2012
Invesco Van Kampen American Franchise Fund              February 12, 2010     June 30, 2012
Invesco Van Kampen Equity and Income Fund               February 12, 2010     June 30, 2012
Invesco Van Kampen Growth and Income Fund               February 12, 2010     June 30, 2012
Invesco Van Kampen Pennsylvania Tax Free Income Fund    February 12, 2010     June 30, 2012
Invesco Van Kampen Small Cap Growth Fund                February 12, 2010     June 30, 2012

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                                 EFFECTIVE DATE      COMMITTED UNTIL
---------                                               ------------------    ---------------
Invesco Capital Development Fund                           July 1, 2007        June 30, 2012
Invesco Charter Fund                                       July 1, 2007        June 30, 2012
Invesco Constellation Fund                                 July 1, 2007        June 30, 2012
Invesco Disciplined Equity Fund                           July 14, 2009        June 30, 2012
Invesco Diversified Dividend Fund                          July 1, 2007        June 30, 2012
Invesco Summit Fund                                        July 1, 2007        June 30, 2012

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                      EFFECTIVE DATE      COMMITTED UNTIL
----                                                    ------------------    ---------------
Invesco European Small Company Fund                        July 1, 2007        June 30, 2012
Invesco Global Core Equity Fund                            July 1, 2007        June 30, 2012
Invesco International Small Company Fund                   July 1, 2007        June 30, 2012
Invesco Small Cap Equity Fund                              July 1, 2007        June 30, 2012

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                      EFFECTIVE DATE      COMMITTED UNTIL
----                                                    ------------------    ---------------
Invesco Convertible Securities Fund                     February 12, 2010      June 30, 2012
Invesco Global Equity Fund                                 July 1, 2007        June 30, 2012
Invesco Mid Cap Core Equity Fund                           July 1, 2007        June 30, 2012
Invesco Small Cap Growth Fund                              July 1, 2007        June 30, 2012
Invesco Van Kampen Leaders Fund                         February 12, 2010      June 30, 2012
Invesco Van Kampen U.S. Mortgage Fund                   February 12, 2010      June 30, 2012

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                     EFFECTIVE DATE      COMMITTED UNTIL
----                                                    -----------------    ---------------
Invesco Asia Pacific Growth Fund                          July 1, 2007        June 30, 2012
Invesco European Growth Fund                              July 1, 2007        June 30, 2012
Invesco Global Growth Fund                                July 1, 2007        June 30, 2012
Invesco Global Small & Mid Cap Growth Fund                July 1, 2007        June 30, 2012
Invesco International Growth Fund                         July 1, 2007        June 30, 2012
Invesco International Core Equity Fund                    July 1, 2007        June 30, 2012

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                     EFFECTIVE DATE      COMMITTED UNTIL
----                                                    -----------------    ---------------
Invesco Balanced-Risk Allocation Fund*                    May 29, 2009        June 30, 2012
Invesco Balanced-Risk Commodity Strategy Fund**         November 29, 2010     June 30, 2012
Invesco China Fund                                        July 1, 2007        June 30, 2012
Invesco Commodities Strategy Fund***                    February 12, 2010     June 30, 2012
Invesco Developing Markets Fund                           July 1, 2007        June 30, 2012
Invesco Emerging Markets Equity Fund                      May 11, 2011        June 30, 2012
Invesco Emerging Market Local Currency Debt Fund          June 14, 2010       June 30, 2012
Invesco Endeavor Fund                                     July 1, 2007        June 30, 2012
Invesco Global Advantage Fund                           February 12, 2010     June 30, 2012
Invesco Global Health Care Fund                           July 1, 2007        June 30, 2012
Invesco International Total Return Fund                   July 1, 2007        June 30, 2012
Invesco Pacific Growth Fund                             February 12, 2010     June 30, 2012
Invesco Premium Income Fund                             December 13, 2011     June 30, 2012
Invesco Small Companies Fund                              July 1, 2007        June 30, 2012

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                     EFFECTIVE DATE      COMMITTED UNTIL
----                                                    -----------------    ---------------
Invesco Dynamics Fund                                     July 1, 2007        June 30, 2012
Invesco Global Real Estate Fund                           July 1, 2007        June 30, 2012
Invesco High Yield Fund                                   July 1, 2007        June 30, 2012
Invesco High Yield Securities Fund                      February 12, 2010     June 30, 2012
Invesco Limited Maturity Treasury Fund                    July 1, 2007        June 30, 2012
Invesco Money Market Fund                                 July 1, 2007        June 30, 2012
Invesco Municipal Bond Fund                               July 1, 2007        June 30, 2012
Invesco Real Estate Fund                                  July 1, 2007        June 30, 2012
Invesco Short Term Bond Fund                              July 1, 2007        June 30, 2012
Invesco U.S. Government Fund                              July 1, 2007        June 30, 2012
Invesco Van Kampen Corporate Bond Fund                  February 12, 2010     June 30, 2012

----------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.

** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.

*** Advisory fees to be waived by Invesco for Invesco Commodities Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund II, Ltd. Invests.

                                                                Sub-Item 77Q1(e)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                     EFFECTIVE DATE      COMMITTED UNTIL
----                                                    -----------------    ---------------
Invesco Energy Fund                                       July 1, 2007        June 30, 2012
Invesco Gold & Precious Metals Fund                       July 1, 2007        June 30, 2012
Invesco Leisure Fund                                      July 1, 2007        June 30, 2012
Invesco Technology Fund                                   July 1, 2007        June 30, 2012
Invesco Technology Sector Fund                          February 12, 2010     June 30, 2012
Invesco U.S. Mid Cap Value Fund                         February 12, 2010     June 30, 2012
Invesco Utilities Fund                                    July 1, 2007        June 30, 2012
Invesco Value Fund                                      February 12, 2010     June 30, 2012
Invesco Van Kampen American Value Fund                  February 12, 2010     June 30, 2012
Invesco Van Kampen Comstock Fund                        February 12, 2010     June 30, 2012
Invesco Van Kampen Mid Cap Growth Fund                  February 12, 2010     June 30, 2012
Invesco Van Kampen Small Cap Value Fund                 February 12, 2010     June 30, 2012
Invesco Van Kampen Value Opportunities Fund             February 12, 2010     June 30, 2012

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                     EFFECTIVE DATE      COMMITTED UNTIL
----                                                    -----------------    ---------------
Invesco High Income Municipal Fund                        July 1, 2007        June 30, 2012
Invesco Tax-Exempt Cash Fund                              July 1, 2007        June 30, 2012
Invesco Tax-Free Intermediate Fund                        July 1, 2007        June 30, 2012
Invesco Van Kampen High Yield Municipal Fund            February 12, 2010     June 30, 2012
Invesco Van Kampen Intermediate Term Municipal
  Income Fund                                           February 12, 2010     June 30, 2012
Invesco Van Kampen Municipal Income Fund                February 12, 2010     June 30, 2012


        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                     EFFECTIVE DATE      COMMITTED UNTIL
----                                                    -----------------    ---------------
Invesco V.I. Balanced-Risk Allocation Fund****          December 22, 2010     June 30, 2012
Invesco V.I. Basic Value Fund                             July 1, 2007        June 30, 2012
Invesco V.I. Capital Appreciation Fund                    July 1, 2007        June 30, 2012
Invesco V.I. Capital Development Fund                     July 1, 2007        June 30, 2012
Invesco V.I. Core Equity Fund                             July 1, 2007        June 30, 2012
Invesco V.I. Diversified Income Fund                      July 1, 2007        June 30, 2012
Invesco V.I. Dividend Growth Fund                       February 12, 2010     June 30, 2012
Invesco V.I. Global Health Care Fund                      July 1, 2007        June 30, 2012
Invesco V.I. Global Real Estate Fund                      July 1, 2007        June 30, 2012
Invesco V.I. Government Securities Fund                   July 1, 2007        June 30, 2012
Invesco V.I. High Yield Fund                              July 1, 2007        June 30, 2012
Invesco V.I. High Yield Securities Fund                 February 12, 2010     June 30, 2012
Invesco V.I. International Growth Fund                    July 1, 2007        June 30, 2012
Invesco V.I. Leisure Fund                                 July 1, 2007        June 30, 2012
Invesco V.I. Mid Cap Core Equity Fund                     July 1, 2007        June 30, 2012
Invesco V.I. Money Market Fund                            July 1, 2007        June 30, 2012
Invesco V.I. S&P 500 Index Fund                         February 12, 2010     June 30, 2012
Invesco V.I. Select Dimensions Equally-Weighted
  S&P 500 Fund                                          February 12, 2010     June 30, 2012
Invesco V.I. Small Cap Equity Fund                        July 1, 2007        June 30, 2012
Invesco V.I. Technology Fund                              July 1, 2007        June 30, 2012
Invesco V.I. Utilities Fund                               July 1, 2007        June 30, 2012

---------
**** Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
     Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

FUND                                                     EFFECTIVE DATE      COMMITTED UNTIL
----                                                    -----------------    ---------------
Invesco Van Kampen V.I. Capital Growth Fund             February 12, 2010     June 30, 2012
Invesco Van Kampen V.I. Comstock Fund                   February 12, 2010     June 30, 2012
Invesco Van Kampen V.I. Equity and Income Fund          February 12, 2010     June 30, 2012
Invesco Van Kampen V.I. Global Value Equity Fund        February 12, 2010     June 30, 2012
Invesco Van Kampen V.I. Growth and Income Fund          February 12, 2010     June 30, 2012
Invesco Van Kampen V.I. Mid Cap Growth Fund             February 12, 2010     June 30, 2012
Invesco Van Kampen V.I. Mid Cap Value Fund              February 12, 2010     June 30, 2012

                          SHORT-TERM INVESTMENTS TRUST

FUND                                                     EFFECTIVE DATE      COMMITTED UNTIL
----                                                    -----------------    ---------------
Government TaxAdvantage Portfolio                         July 1, 2007        June 30, 2012
STIC Prime Portfolio                                      July 1, 2007        June 30, 2012
Treasury Portfolio                                        July 1, 2007        June 30, 2012

                                CLOSED-END FUNDS

FUND                                                     EFFECTIVE DATE      COMMITTED UNTIL
----                                                    -----------------    ---------------
Invesco California Insured Municipal Income Trust         June 1, 2010        June 30, 2012
Invesco California Quality Municipal Securities           June 1, 2010        June 30, 2012
Invesco High Yield Fund, Inc.                             June 1, 2010        June 30, 2012
Invesco Insured California Municipal Securities           June 1, 2010        June 30, 2012
Invesco Insured Municipal Bond Trust                      June 1, 2010        June 30, 2012
Invesco Insured Municipal Income Trust                    June 1, 2010        June 30, 2012
Invesco Insured Municipal Securities                      June 1, 2010        June 30, 2012
Invesco Insured Municipal Trust                           June 1, 2010        June 30, 2012
Invesco Municipal Income Opportunities Trust              June 1, 2010        June 30, 2012
Invesco Municipal Income Opportunities Trust II           June 1, 2010        June 30, 2012
Invesco Municipal Income Opportunities Trust III          June 1, 2010        June 30, 2012
Invesco Municipal Premium Income Trust                    June 1, 2010        June 30, 2012
Invesco New York Quality Municipal Securities             June 1, 2010        June 30, 2012
Invesco Prime Income Trust                                June 1, 2010        June 30, 2012
Invesco Quality Municipal Income Trust                    June 1, 2010        June 30, 2012
Invesco Quality Municipal Investment Trust                June 1, 2010        June 30, 2012
Invesco Quality Municipal Securities                      June 1, 2010        June 30, 2012